Exhibit 10.30

Cemcomco

P.O. Box 52

Madison, CT 06443 USA

Software for Chemistry	Phone: (860)767-2295
www.cemcomco.com	Fax: (860)767-2295

License for the Analog Program

This Agreement is entered into by and between Rib-X Pharmaceuticals, Inc. at 25 Science Park, New Haven, CT 06511 (“Rib-X”) and both Cemcomco, a sole proprietorship, and William L. Jorgensen, Ph.D., an individual, (collectively “Cemcomco”). Dr. Jorgensen is a founder of Rib-X, and this license is a condition of Rib-X receiving financing from institutional investors.

In consideration of the above premises, the terms of this Agreement and Ten dollars, and other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties agree that:

1. Definitions:

(a)	GenMol means a software program developed by Cemcomco that can be used for the enumeration of combinatorial libraries of organic molecules in the absence of a biomolecular host, or for the design of protein inhibitors or catalysts. GenMol does not contain the attributes of Analog described below and is not configured to permit the identification, modification and design of molecules that modify, for example, inhibit, the function of a ribosome.

(b)	Analog means a customized version of GenMol, that has been and will be further developed by Cemomco and/or Dr. Jorgensen as consultant to Rib-X, that permits the identification, modification and design of protein synthesis inhibitors that target ribosomal RNA, ribosomal protein(s), or both ribosomal RNA and ribosomal protein(s). Analog includes all source code, executable code, parameter and associated data files, test jobs, user and technical documentation, and auxiliary programs. In particular, Analog comprises a customized version of GenMol that includes one or more of: data indicative of at least a portion of a three-dimensional representation of a ribosome and/or a surface thereof; core molecules and substituents relevant to the design of antibiotics that modify ribosomal function including, without limitation, antibiotic cores and carbohydrate substituents; scoring functions to predict binding affinity of compounds for ribosomes; and quantitative structure-property relationships for anti-bacterially important properties including, without limitation, bacterial cell wall permeability.

2. Cemcomco hereby grants to Rib-X an exclusive, worldwide, royalty-free, irrevocable, perpetual license, for unlimited users (i) to install Analog on any computers owned or operated by Rib-X, (ii) to use, copy, modify, and display Analog, and (iii) to create derivative works of Analog, and (iv) to create and own improvements of Analog. Cemcomco agrees to provide the source code for Analog to Rib-X. Rib-X may modify the software to form derivative works, however, the restrictions specified herein also apply to the derivative works.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.1 Cemcomco will not itself (except as a consultant to Rib-X for the benefit of Rib-X), and has not and will not grant to any third party a license to use, copy, display, transfer, or modify GenMol for purposes of applications that permit the identification, modification, and design of molecules that modify the function of a ribosome.

3. Rib-X shall not distribute or transfer any portion of Analog or any derivative works based upon Analog to third parties without prior written authorization from Cemcomco, except that Rib-X shall have the right to assign this Agreement and its rights and obligations hereunder, and to transfer Analog and any derivative works, without such authorization, to an acquirer of all or substantially all of Rib-X’ s business, equity or assets, whether by merger, sale, acquisition or other change of control transaction. This Agreement will inure to the benefit of and be binding on Rib-X and Cemcomco, their successors and assigns (as permitted herein) and Dr. William Jorgensen, his estate and legal representatives.

4. Rib-X may demonstrate the use of the Analog software to third parties on computer systems owned or operated solely by Rib-X.

5. Cemcomco and Dr. Jorgensen represent that:

(i)	Cemcomco and Dr. Jorgensen alone developed Analog;

(ii)	Cemcomco and Dr. Jorgensen own all right, title and interest in Analog;

(iii)	Analog is free and clear of all liens, claims, encumbrances or demands of third parties;

(iv)	Cemcomco and/or Dr. Jorgensen have not previously assigned, licensed or transferred any rights in Analog or entered into any agreement which is inconsistent with the terms of this Agreement; and

(v)	[***].

6. Rib-X recognizes the developmental nature of Analog and will hold no person or organization liable for any damages resulting from its use.

7. This Agreement constitutes the entire agreement between the parties, regarding the subject matter hereof, and supercedes all prior agreements, proposals, negotiations and communications between the parties, both oral and written, regarding the subject matter hereof. No waiver or modification of the any of the provisions of this Agreement shall be binding unless made in writing and signed by each of the parties.

Rib-X Pharmaceuticals, Inc.		Cemcomco

By:	/s/ Susan Froshauer	By:	/s/ William L. Jorgensen
	Susan Froshauer, Ph.D		William L. Jorgensen, Ph.D

	CEO and President		Sole Proprietor
	[Title]		[Title]

	11/29/01		11/29/01
	[Date]		[Date]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

William L. Jorgensen, Ph.D.

By:	/s/ William L. Jorgensen
William L. Jorgensen, Ph.D

Individual
[Title]

11/29/01
[Date]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Cemcomco

P.O. Box 52

Madison, CT 06443 USA

Software for Chemistry	Phone: (860)767-2295
www.cemcomco.com	Fax: (860)767-2295

November 28, 2001

Dr. Susan Froshauer, CEO

Rib-X Pharmaceuticals, Inc.

25 Science Park

New Haven, CT 06511

Dear Susan:

As we discussed, Rib-X will be granted use of QikProp with the initial $[***] charge waived and no annual license fees ($[***]/yr) for three years. After year three, all license fees need to be paid. The other software that Rib-X will likely want from Cemcomco is listed below with the usual package rate for small companies. No further discounts are possible for BOSS, MCPRO and XChemEdit owing to the royalty arrangements for these programs The standard license agreements for all programs are attached and will not be modified.

Quotation

Available Items	Amount (US $)
1. BOSS 4.2 software system & OPLS-AA for UNIX	$	[***]

2. BOSS 4.2 Windows version with purchase of 1.*		[***]

3. Drug Structures Directory**		[***]

4. MCPRO 1.67 software system for UNIX		[***]

5. MCPRO 1.67 Windows version with purchase of 4.*		[***]

6. XChemEdit 0.91 software for UNIX per workstation***		[***]

7. QikProp 1.60 with QikSim and QikFit ****		[***]

Total	$	[***]

Current annual license/update/maintenance fee after year 1 is $[***] for BOSS, $[***] for MCPRO, $[***] per workstation for XChemEdit, and $[***] for QikProp after year 3. These fees have never risen more than [***]% in one year.

Prices guaranteed until

December 31, 2001.

* normally $[***]. ** normally $[***]. ***Site license is $[***].

****normally $[***]

By:	/s/ William L. Jorgensen
William L. Jorgensen

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.